SEC File No. 333-61831
                          Filed Pursuant to Rule 497(h)

                              PROSPECTUS SUPPLEMENT
                       (To Prospectus Dated June 18, 1999)

                            PILGRIM PRIME RATE TRUST

                    37,961.155 Shares Of Beneficial Interest

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     During the period of September 16, 1999 through September 17, 1999, Pilgrim Prime Rate Trust (the "Trust") sold 37,961.155 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with Pilgrim Securities, Inc. ("PSI") at a sales price of $9.3640 per share.

Gross Proceeds ..................................  $355,468.26
Commission to PSI ...............................  $  1,650.28
Net Proceeds to Trust ...........................  $353,817.98

     On September 15, 1999, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 9 1/2.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          The Date of this Prospectus Supplement is September 22, 1999.